UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2011
Brandywine Realty Trust
Brandywine Operating Partnership, L.P.
(Exact name of registrant as specified in charter)

MARYLAND	001-9106	23-2413352
(Brandywine Realty Trust)

DELAWARE	000-24407	23-2862640
(Brandywine Operating Partnership, L.P.)
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
555 East Lancaster Avenue, Suite 100
Radnor, PA 19087
(Address of principal executive offices)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
The information in this Current Report on Form 8-K is furnished under Item 2.02 — “Results of Operations and Financial Condition.” Such information, including the exhibits attached hereto, shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
On July 27, 2011, we issued a press release announcing our financial results for the three and six-months ended June 30, 2011. That press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The press release includes “non-GAAP financial measures” within the meaning of the Securities and Exchange Commission’s Regulation G. With respect to such non-GAAP financial measures, we have disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and have provided a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1	Brandywine Realty Trust Press Release dated July 27, 2011

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

	By:	/s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief
Financial Officer

Brandywine Operating Partnership, its sole General Partner

	By:	/s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief
Financial Officer

Date: July 27, 2011

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated July 27, 2011